Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
13.	INCOME TAXES
The components of loss before provision for income taxes are as follows (in thousands):

	Years Ended December 31,
	2021	2020
Federal	$(221,614)	$(160,042)
Foreign	923	2,355

Loss before provision for income taxes	$(220,691)	$(157,687)

A reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	Years Ended December 31,
	2021	2020
Federal statutory rate	21.0%	21.0%
Effect of:
State statutory rate, net of federal tax benefit	3.2%	3.0%
Foreign tax	0.3%	(2.6)%
Change in valuation allowance	(22.1)%	(16.2)%
Loss on convertible loan	(2.6)%	(5.0)%
Warrants	1.6%	—
Other	(1.4%)	(0.3)%

Total	0.0%	(0.1)%

The income tax provision/(benefit) consists of the following (in thousands):

	Years Ended December 31,
	2021	2020
Current provision:
Federal	$—	$—
State	23	22
Foreign	461	75

Total current provision	484	97

Deferred provision:
Federal	—	—
State	—	—
Foreign	(566)	—

Total deferred provision/(benefit)	(566)	—

Provision/(benefit) for income taxes	$(82)	$97

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The approximate amount of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$141,216	$96,646
Stock-based compensation	1,597	139
Accruals and reserves	947	323
Property and equipment	977	568
163(j) interest limitation	2,125	—

Total deferred tax asset before valuation allowance	146,862	97,676

Valuation allowance	(146,308)	(97,676)

Deferred tax assets, net of valuation allowance	$554	$—

In evaluating its ability to realize its net deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax-planning
strategies in making this assessment. Based upon the level of historical taxable loss and projections for future taxable losses over the period in which the deferred tax assets are deductible, the Company believes it is more likely than not that the Company will not realize the benefits of these deductible differences. As a result, the Company continues to maintain valuation allowance against its net deferred tax assets for U.S. income tax purposes as of December 31, 2021 and 2020. During the years ended December 31, 2021 and 2020, the valuation allowance increased by $48.6 million and $29.9 million respectively, primarily due to current year losses.
As of December 31, 2021 and 2020, the Company has federal net operating loss carryforwards of $551.0 million and $373.7 million, which will begin to expire in 2034. As of December 31, 2021 and 2020, the Company has state net operating loss carryforwards of $429.1 million and $309.5 million, which will begin to expire beginning in 2024.
As of December 31, 2021 and 2020, the Company has federal research and development tax credits carryforwards of $4.2 million and $2.9 million, respectively. Furthermore, the Company has state research and development tax credits carryforwards of $3.7 million and $2.4 million as of December 31, 2021 and 2020, respectively. The federal research and development tax credits will begin to expire 2038, if not utilized. The state research and development tax credits have no expiration date.
The CARES Act was enacted in the United States on March 27, 2020. The CARES Act includes several U.S. income tax provisions related to, among other things, net operating loss carrybacks, alternative minimum tax credits, modifications to the net interest deduction limitations, and technical amendments regarding the income tax depreciation of qualified improvement property placed in service after December 31, 2017. The CARES Act does not have a material impact on the Company’s financial results for the years ended December 31, 2021 and 2020.
The Consolidated Appropriations Act, 2021 (the “Act”) was enacted in the United States on December 27, 2020. The Act enhances and expands certain provisions of the CARES Act. The Act does not have a material impact on the Company’s financial results for the years ended December 31, 2021 and 2020.
The Company attributes net revenue, costs and expenses to domestic and foreign components based on the terms of its agreements with its subsidiaries. The Company does not provide for federal income taxes on the undistributed earnings of its foreign subsidiaries as such earnings are to be reinvested offshore indefinitely. If the Company repatriated these earnings, the resulting income tax liability would be insignificant.
On June 29, 2020, Assembly Bill 85 (“A.B. 85”) was signed into California law. A.B. 85 provides for a three-year suspension of the use of net operating losses for medium and large businesses and a three-year cap on the use of business incentive tax credits to offset no more than $5.0 million of tax per year. A.B. 85 suspends the use of net operating losses for taxable years 2020, 2021 and 2022 for certain taxpayers with taxable income of $1.0 million or more. The carryover period for any net operating losses that are suspended under this provision will be extended. A.B. 85 also requires that business incentive tax credits including carryovers may not reduce the applicable tax by more than $5.0 million for taxable years 2020, 2021 and 2022. The Company does not expect the impact of this standard on its consolidated financial statements to be material. California Senate Bill 113 (SB113) was signed into law by Governor Newsom on February 9, 2022, which lifts the suspension of net operating loss deductions and limitations on research and development credits for tax years beginning after December 31, 2021.
Under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s ability to utilize net operating loss carryforwards or other tax attributes, such as research tax credits (IRC Section 383 of the Code), in any taxable year may be limited if it experiences an ownership change. As of December 31, 2021, the Company has not completed a formal Section 382 study on the potential limitation of its tax attributes. As any limitation imposed by Section 382 to a tax attribute would result in a corresponding offsetting change in valuation allowance for U.S. federal and state purposes, no impact to the effective tax rate would be required.

The Company evaluates tax positions for recognition using a
more-likely-than-not
recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information.
A reconciliation of the beginning and ending amount of the gross unrecognized tax benefit for the years ended December 31, 2021 and 2020 are as follows (in thousands):

Gross unrecognized tax benefits at January 1, 2020	$3,609
Increase for tax positions during 2020	1,763

Gross unrecognized tax benefits at December 31, 2020	5,372
Gross increase for tax positions during 2021	2,864
Gross decrease for tax positions during 2021	(321)

Gross unrecognized tax benefits at December 31, 2021	$7,915

As of December 31, 2021 and 2020, all unrecognized tax benefits are subject to a full valuation allowance and, if recognized, will not affect the Company’s tax rate.
The Company does not anticipate that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next 12 months.
The Company’s policy is to include interest and penalties related to unrecognized tax benefits within its provision for income taxes. Due to the Company’s net operating loss position, the Company has not recorded an accrual for interest or penalties related to uncertain tax positions for the years ended December 31, 2021 and 2020.
The Company files federal and state tax returns in jurisdictions with varying statutes of limitations. Due to the Company’s net operating loss carryforwards, income tax returns generally remain subject to examination by federal and most state tax authorities. All tax years since inception remain subject to examination by major tax jurisdictions.